                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21770
                                   ---------------------------------------------

                   SunAmerica Focused Alpha Growth Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
        (Address of principal executive offices)                 (Zip code)

                                Vincent M. Marra
                             Senior Vice President
                      AIG SunAmerica Asset Management Corp.
                          Harborside Financial Center,
                                  3200 Plaza 5
                              Jersey City, NJ 07311
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6464
                                                   -----------------------------

Date of fiscal year end: December 31
                        --------------------------

Date of reporting period: June 30, 2007
                         -------------------------

Item 1.   Reports to Stockholders

SUNAMERICA
FOCUSED
  ALPHA GROWTH
    FUND (FGF)


                       [PHOTOGRAPH OF THOMAS F. MARSICO]
                                    MARSICO
                            CAPITAL MANAGEMENT, LLC


                          [PHOTOGRAPH OF RONALD BARON]
                                     BARON





                                                                            2007
                                                              SEMI-ANNUAL REPORT



                                                     AIG SUNAMERICA MUTUAL FUNDS

JUNE 30, 2007                                                 SEMI-ANNUAL REPORT

      SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

      SUNAMERICA FOCUSED ALPHA GROWTH FUND (FGF)

                      TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        SHAREHOLDERS' LETTER........................................     1
                        STATEMENT OF ASSETS AND LIABILITIES.........................     3
                        STATEMENT OF OPERATIONS.....................................     4
                        STATEMENT OF CHANGES IN NET ASSETS..........................     5
                        FINANCIAL HIGHLIGHTS........................................     6
                        PORTFOLIO OF INVESTMENTS....................................     7
                        NOTES TO FINANCIAL STATEMENTS...............................     9
                        DIVIDEND REINVEST AND CASH PURCHASE PLAN....................    15
                        RESULTS OF ANNUAL SHAREHOLDER MEETING.......................    16

June 30, 2007                                                 SEMI-ANNUAL REPORT

      SHAREHOLDERS' LETTER
--------------------------------------------------------------------------------

      Dear Shareholders:

      We are pleased to present this semi-annual report for the SunAmerica Focused Alpha Growth Fund, Inc. (the "Fund") and thank you for including this strategic investment solution in your investment plan. In the six-month period commencing January 1, 2007 through June 30, 2007, the Fund's Net Asset Value (NAV) returned 2.41%. Its benchmark, the Russell 3000 Growth Index(1) (the "Index"), returned 8.22% for the same period. The Fund's market price returned -0.51% during the same period. As of June 30, 2007, the Fund's NAV was $21.60 and its market share price was $19.05.

      U.S. equity markets yielded strong overall results year-to-date, withstanding a variety of challenges that included contradictory economic signals, continued housing weakness and sub-prime lending woes. In addition, the markets also faced sharply rising oil prices and fading hopes for an interest rate cut during the reporting period. For the past six months the Federal Reserve Board ("Fed") has kept the target federal funds rate unchanged at 5.25%. Its meeting on June 28, 2007 marked the eighth consecutive pause, following increases at each of its 17 meetings held between June 2004 and June 2006.

      From January 1, 2007 until June 30, 2007 the broad-market S&P 500(R) Index(2) rose 6.96% as strong deal activity, solid global growth and an easing of inflation pressures helped to drive up stock prices. Large-cap "growth" generally outperformed large-cap "value" during this time, with the Russell 1000(R) Growth Index(3) returning 8.13% versus the 6.23% return of the Russell 1000 Value Index(4).

      The Fund's returns lagged relative to the Index due to its overweight in large-cap growth issues. Also, relative return was hurt by a combination of stock selection and an emphasis in the weak-performing Health Care sector. Specifically, positions in drug developer Genentech and health services provider UnitedHealth Group two of the portfolio's largest individual holdings throughout the period. In addition, the portfolio's underweight in Energy detracted from the Fund's performance as the sector was decisively the strongest area of investment for the benchmark index in the six-month period.

      Among key contributors to the Fund's performance were the Fund's positions in Manor Care and Dick's Sporting Goods. Manor Care announced that it will be purchased by the Carlyle Group at a 20% premium to where the stock had been trading. Dick's Sporting Goods appreciated nearly 19% in the first six months of the year after closing on its $225 million acquisition of Golf Galaxy. Other holdings that enhanced results included railroad company Burlington Northern Santa Fe Corp., cable television service provider Comcast and computer and personal device manufacturer Apple Inc.

      Focused Alpha Growth Fund invests in what its managers believe are well-managed companies with strong fundamentals, established business models and growth potential. What makes your Fund unique is that it brings together two renowned growth managers blending large- and small/mid-cap growth investing, Marsico Capital Management LLC and Ron Baron and his team at BAMCO, Inc.

      Our multi-managed, focused approach to investing in a closed-end fund sets SunAmerica Focused Alpha Growth Fund apart from its competitors.

      We value your ongoing confidence in us and look forward to serving your investment needs in the future.

      Sincerely,

      /s/ Peter A. Harbeck

      Peter A. Harbeck
      President and CEO
      AIG SunAmerica Asset Management Corp.

------------

      (1) The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 300 Index consists of the 3,000 largest U.S. companies based on total market capitalization.

      (2) The S&P 500 is the Standard & Poor's 500 composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

      (3) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios ad higher forecasted growth values. The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

      (4) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

        Indices are not managed and an investor cannot invest directly into an index.

--------------------------------------------------------------------------------

      ---------------------------

      Investors should carefully consider the SunAmerica Focused Alpha Growth Fund's investment objective, strategies, risks, charges and expenses before investing. The SunAmerica Focused Alpha Growth Fund should be considered as only one element of a complete investment program. The Fund's equity exposure and derivative investments involve special risks. An investment in this Fund should be considered speculative. There is no assurance that the SunAmerica Focused Alpha Growth Fund will achieve its investment objectives. The Fund is actively managed and its portfolio composition will vary. Investing in the Fund is subject to several risks, including: Non-Diversified Status Risk, Growth and Value Stock Risk, Key Adviser Personnel Risk, Investment and Market Risk, Issuer Risk, Foreign Securities Risk, Emerging Markets Risk, Income Risk, Hedging Strategy Risk, Derivatives Risk, Preferred Securities Risk, Debt Securities Risk, Small and Medium Capitalization Company Risk, Leverage Risk, Liquidity Risk, Market Price of Shares Risk, Management Risk, Anti-Takeover Provisions Risk, Portfolio Turnover Risk and Non-Investment Grade Securities Risk. The price of shares of the Fund traded on the New York Stock Exchange will fluctuate with market conditions and may be worth more or less than their original offering price. Shares of closed-end funds often trade at a discount to their net asset value, but may also trade at a premium.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES -- JUNE 30, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
Long-term investment securities, at value (unaffiliated)*...  $415,017,355
Short-term investment securities, at value
  (unaffiliated)*...........................................    26,292,000
                                                              ------------
  Total investments.........................................   441,309,355
                                                              ------------
Cash........................................................           302
Receivable for:
  Dividends and interest....................................        84,196
  Investments sold..........................................    19,677,189
Prepaid expenses and other assets...........................         4,486
                                                              ------------
  Total assets..............................................   461,075,528
                                                              ------------
LIABILITIES:
Payable for:
  Investments purchased.....................................    20,931,863
  Investment advisory and management fees...................       370,680
  Directors' fees and expenses..............................           750
  Administration fees.......................................        14,825
  Other accrued expenses....................................       156,999
                                                              ------------
  Total liabilities.........................................    21,475,117
                                                              ------------
    Net Assets..............................................  $439,600,411
                                                              ============
NET ASSETS REPRESENTED BY:
Common stock, $.001 par value (200,000,000 shares
  authorized)...............................................  $     20,355
Additional paid-in capital..................................   365,510,187
                                                              ------------
                                                               365,530,542
Accumulated undistributed net investment income (loss)
  (unaffiliated)............................................   (12,941,853)
Accumulated undistributed net realized gain (loss) on
  investments (unaffiliated)................................    26,812,411
Unrealized appreciation (depreciation) on investments
  (unaffiliated)............................................    60,199,311
                                                              ------------
    Net Assets..............................................  $439,600,411
                                                              ============
NET ASSET VALUES
Net assets..................................................  $439,600,411
Shares outstanding..........................................    20,355,236
Net asset value per share...................................  $      21.60
                                                              ============
*Cost
  Long-term investment securities (unaffiliated)............  $354,818,044
                                                              ============
  Short-term investment securities (unaffiliated)...........  $ 26,292,000
                                                              ============

See Notes to Financial Statements

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

STATEMENT OF OPERATIONS -- FOR THE PERIOD ENDED JUNE 30, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (unaffiliated)....................................  $ 1,123,150
Interest (unaffiliated).....................................      679,127
                                                              -----------
    Total investment income.................................    1,802,277
                                                              -----------
EXPENSES:
Investment advisory and management fees.....................    2,246,551
Administration fees.........................................       89,862
Transfer agent fees and expenses............................       12,496
Custodian and accounting fees...............................       47,995
Reports to shareholders.....................................       58,124
Audit and tax fees..........................................       12,532
Legal fees..................................................       34,390
Directors' fees and expenses................................       27,822
Other expenses..............................................       19,246
                                                              -----------
  Total expenses before custody credits.....................    2,549,018
  Custody credits earned on cash balances...................       (1,235)
  Fees paid indirectly (Note 4).............................      (16,794)
                                                              -----------
  Net expenses..............................................    2,530,989
                                                              -----------
Net investment income (loss)................................     (728,712)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)......   26,812,489
Net realized foreign exchange gain (loss) on other assets
  and liabilities...........................................          (78)
                                                              -----------
Net realized gain (loss) on investments and foreign
  currencies................................................   26,812,411
                                                              -----------
Change in unrealized appreciation (depreciation) on
  investments (unaffiliated)................................  (15,605,465)
Change in unrealized foreign exchange gain (loss) on other
  assets and liabilities....................................           22
                                                              -----------
Net unrealized gain (loss) on investments and foreign
  currencies................................................  (15,605,443)
                                                              -----------
Net realized and unrealized gain (loss) on investments and
  foreign currencies........................................   11,206,968
                                                              -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................   10,478,256
                                                              ===========

See Notes to Financial Statements

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE
                                                              SIX MONTHS ENDED        FOR THE
                                                               JUNE 30, 2007        YEAR ENDED
                                                                (UNAUDITED)      DECEMBER 31, 2006
                                                              ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)..............................    $   (728,712)      $    162,296
  Net realized gain (loss) on investments and foreign
    currencies..............................................      26,812,411         12,702,491
  Net unrealized gain (loss) on investments and foreign
    currencies..............................................     (15,605,443)        54,090,013
                                                                ------------       ------------
Net increase (decrease) in net assets resulting from
  operations................................................      10,478,256         66,954,800
                                                                ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................              --*          (162,238)
  Net realized gain on investments..........................      (5,834,783)*      (12,678,584)
  Return of capital.........................................      (6,378,358)*      (11,585,461)
                                                                ------------       ------------
Total distributions to shareholders.........................     (12,213,141)       (24,426,283)
                                                                ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................      (1,734,885)        42,528,517
NET ASSETS:
Beginning of period.........................................    $441,335,296        398,806,779
                                                                ------------       ------------
End of period+..............................................    $439,600,411       $441,335,296
                                                                ============       ============
------------
+   Includes accumulated undistributed net investment income
    (loss)..................................................    $(12,941,853)      $         --
                                                                ============       ============
*   Amounts estimated are for net investment income, net
    realized short-term capital gains and return of capital
    as of June 30, 2007, and are subject to change and
    recharacterization at fiscal year end.

See Notes to Financial Statements

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  FOR THE                             FOR THE PERIOD
                                                              SIX MONTHS ENDED        FOR THE         JULY 29, 2005++
                                                               JUNE 30, 2007        YEAR ENDED            THROUGH
                                                                (UNAUDITED)      DECEMBER 31, 2006   DECEMBER 31, 2005
                                                              ----------------   -----------------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $  21.68           $  19.59            $  19.10(1)
INVESTMENT OPERATIONS:
Net investment income (loss)@...............................         (0.04)              0.01               (0.02)
Net realized and unrealized gain (loss) on investments......          0.56               3.28                1.05
                                                                  --------           --------            --------
  Total from investment operations..........................          0.52               3.29                1.03
                                                                  --------           --------            --------
DISTRIBUTIONS FROM:
Net investment income.......................................            --*             (0.01)                 --
Net realized gains on investments...........................         (0.29)*            (0.62)                 --
Return of capital...........................................         (0.31)*            (0.57)              (0.50)
                                                                  --------           --------            --------
  Total distributions.......................................         (0.60)             (1.20)              (0.50)
CAPITAL SHARE TRANSACTIONS:
Offering costs for common shares charged to additional
  paid-in capital...........................................            --                 --               (0.04)
                                                                  --------           --------            --------
NET ASSET VALUE, END OF PERIOD..............................      $  21.60           $  21.68            $  19.59
                                                                  ========           ========            ========
NET ASSET VALUE TOTAL RETURN(2)#............................          2.41%             17.37%               5.27%
MARKET VALUE, END OF PERIOD.................................      $  19.05           $  19.74            $  17.03
MARKET VALUE TOTAL RETURN(3)#...............................         (0.51)%            23.65%             (12.42)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period ($000's)..........................      $439,600           $441,335            $398,807
Ratio of expenses to average net assets(4)..................          1.14%+             1.16%               1.17%+
Ratio of net investment income (loss) to average net
  assets(4).................................................         (0.33)+             0.04%              (0.28)%+
Portfolio turnover rate.....................................            30%                55%                 28%

------------
++   Commencement of operations
@   Calculated based upon average shares outstanding
* Amounts estimated are for net investment income, net realized short-term capital gains and return of capital as of June 30, 2007, and are subject to change and recharacterization at fiscal year end.
#   Total return is not annualized.
+   Annualized
(1) Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00.
(2) Based on net asset value per share, dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. NAV performance reflects performance without imposition of initial sales charge in connection with the initial public offering of the Fund and would be lower if included.
(3) Based on market value per share, dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(4) Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.

See Notes to Financial Statements

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

PORTFOLIO PROFILE -- JUNE 30, 2007 -- (UNAUDITED)
--------------------------------------------------------------------------------

INDUSTRY ALLOCATION*
Casino Hotels.............................................   11.8%
Aerospace/Defense.........................................    9.0
Medical-HMO...............................................    8.5
Cable TV..................................................    6.8
Finance-Investment Banker/Broker..........................    6.3
Retail-Restaurants........................................    6.3
Medical-Biomedical/Gene...................................    6.2
Telephone-Integrated......................................    6.2
Time Deposits.............................................    6.0
Computers.................................................    5.0
Retail-Sporting Goods.....................................    3.3
Investment Management/Advisor Services....................    3.1
Schools...................................................    2.7
Medical-Nursing Homes.....................................    2.6
Retail-Automobile.........................................    2.2
Electric-Transmission.....................................    2.0
Transport-Services........................................    1.9
Internet Security.........................................    1.8
Casino Services...........................................    1.6
Diversified Minerals......................................    1.6
Data Processing/Management................................    1.5
Commercial Services.......................................    1.4
Medical Instruments.......................................    1.3
Oil Companies-Exploration & Production....................    1.3
                                                            -----
                                                            100.4%
                                                            =====

------------

*  Calculated as a percentage of Net Assets

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 -- (UNAUDITED)
--------------------------------------------------------------------------------

                                                            VALUE
         SECURITY DESCRIPTION             SHARES           (NOTE 2)
---------------------------------------------------------------------
COMMON STOCK -- 94.4%
AEROSPACE/DEFENSE -- 9.0%
  General Dynamics Corp. .............      282,790      $ 22,119,834
  Lockheed Martin Corp. ..............      186,326        17,538,866
                                                         ------------
                                                           39,658,700
                                                         ------------
CABLE TV -- 6.8%
  Comcast Corp. Class A+..............    1,058,627        29,768,591
                                                         ------------
CASINO HOTELS -- 11.8%
  Boyd Gaming Corp....................      250,000        12,297,500
  Las Vegas Sands Corp.+..............      331,133        25,295,250
  Wynn Resorts, Ltd. .................      160,000        14,350,400
                                                         ------------
                                                           51,943,150
                                                         ------------
CASINO SERVICES -- 1.6%
  Scientific Games Corp., Class A+....      200,000         6,990,000
                                                         ------------
COMMERCIAL SERVICES -- 1.4%
  ChoicePoint, Inc.+ .................      140,000         5,943,000
                                                         ------------
COMPUTERS -- 5.0%
  Apple, Inc.+........................      181,308        22,126,828
                                                         ------------
DATA PROCESSING/MANAGEMENT -- 1.5%
  SEI Investments Co..................      230,000         6,679,200
                                                         ------------
DIVERSIFIED MINERALS -- 1.6%
  Hlth Corp. Com+.....................      510,000         7,145,100
                                                         ------------
ELECTRIC-TRANSMISSION -- 2.0%
  ITC Holdings Corp...................      215,000         8,735,450
                                                         ------------
FINANCE-INVESTMENT
  BANKER/BROKER -- 6.3%
  Jefferies Group, Inc. ..............      300,000         8,094,000
  The Goldman Sachs Group, Inc. ......       89,633        19,427,953
                                                         ------------
                                                           27,521,953
                                                         ------------
INTERNET SECURITY -- 1.8%
  CheckFree Corp.+....................      200,000         8,040,000
                                                         ------------
INVESTMENT MANAGEMENT/ADVISOR
  SERVICES -- 3.1%
  Cohen & Steers, Inc.................      100,000         4,345,000
  Nuveen Investments, Inc., Class A...      150,000         9,322,500
                                                         ------------
                                                           13,667,500
                                                         ------------
MEDICAL INSTRUMENTS -- 1.3%
  Edwards Lifesciences Corp.+.........      120,000         5,920,800
                                                         ------------
MEDICAL-BIOMEDICAL/GENE -- 6.2%
  Genentech, Inc.+....................      361,030        27,315,530
                                                         ------------

---------------------------------------------------------------------
                                          SHARES/
                                         PRINCIPAL          VALUE
         SECURITY DESCRIPTION             AMOUNT           (NOTE 2)
MEDICAL-HMO -- 8.5%
  UnitedHealth Group, Inc.............      729,185      $ 37,290,521
                                                         ------------
MEDICAL-NURSING HOMES -- 2.6%
  Manor Care, Inc.....................      175,000        11,425,750
                                                         ------------
OIL COMPANIES-EXPLORATION &
  PRODUCTION -- 1.3%
  Encore Acquisition Co.+.............      210,000         5,838,000
                                                         ------------
RETAIL-AUTOMOBILE -- 2.2%
  CarMax, Inc.+ ......................      380,000         9,690,000
                                                         ------------
RETAIL-RESTAURANTS -- 6.3%
  McDonald's Corp. ...................      541,885        27,506,083
                                                         ------------
RETAIL-SPORTING GOODS -- 3.3%
  Dick's Sporting Goods, Inc.+........      250,000        14,542,500
                                                         ------------
SCHOOL -- 2.7%
  DeVry, Inc. ........................      350,000        11,907,000
                                                         ------------
TELEPHONE-INTEGRATED -- 6.2%
  AT&T, Inc.+.........................      653,053        27,101,699
                                                         ------------
TRANSPORT-SERVICES -- 1.9%
  Expeditors International of
    Washington, Inc. .................      200,000         8,260,000
                                                         ------------
TOTAL LONG-TERM INVESTMENT SECURITIES
  (cost $354,818,044) ................                    415,017,355
                                                         ------------
SHORT-TERM INVESTMENT SECURITIES -- 6.0%
TIME DEPOSIT -- 6.0%
  Euro Time Deposit with State Street
    Bank & Trust Co.
    4.05% due 07/02/07
    (cost $26,292,000)................  $26,292,000        26,292,000
                                                         ------------
TOTAL INVESTMENTS
  (cost $381,110,044)(1)                      100.4%      441,309,355
Liabilities in excess of other
  assets..............................         (0.4)       (1,708,944)
                                        -----------      ------------
NET ASSETS............................        100.0%     $439,600,411
                                        ===========      ============

------------
+   Non-income producing security
(1)  See Note 6 for cost of investments on a tax basis

See Notes to Financials Statements

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2007 -- (UNAUDITED)
--------------------------------------------------------------------------------

Note 1. Organization of the Fund

    SunAmerica Focused Alpha Growth Fund, Inc. (the "Fund") is a non-diversified closed-end management investment company. The Fund is traded on the New York Stock Exchange ("NYSE") under the ticker symbol FGF. The Fund was organized as a Maryland corporation on May 18, 2005 and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Fund sold 5,236 of its common stock shares ("Shares") on July 18, 2005 to AIG SunAmerica Asset Management Corp. (the "Adviser" or "AIG SunAmerica"), an indirect wholly-owned subsidiary of America International Group, Inc. ("AIG"). Investment operations commenced on July 29, 2005 upon settlement of the sale of 18,500,000 shares in the amount of $353,350,000 (net of underwriting fees and expenses of $16,650,000). In addition, on August 25, 2005 and September 13, 2005, the Fund issued 1,200,000 and 650,000 shares in the amount of $22,920,000 and $12,415,000 (net of underwriting fees and expenses of $1,080,000 and $585,000) in conjunction with the exercise of the underwriters' over-allotment option. AIG SunAmerica paid certain organizational expenses of the Fund and then offering costs of the Fund to the extent they exceeded $.04 per share of the Fund's common stock.

    The Fund's investment objective is to provide growth of capital. The Fund seeks to pursue this objective by employing a concentrated stock picking strategy in which the Fund, through subadvisers selected by the Adviser, actively invests primarily in a small number of equity securities (i.e., common stocks) and to a lesser extent equity-related securities (i.e., preferred stocks, convertible securities, warrants and rights) primarily in the U.S. markets.

    INDEMNIFICATIONS: Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that may contain the obligation to indemnify others. The Fund's maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

    SECURITY VALUATION: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

    As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors (the "Board" or the "Directors") to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

--------------------------------------------------------------------------------

    Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

    Securities for which market quotations are not readily available or where a development/significant event occurs that may significantly impact the value of the security, are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

    REPURCHASE AGREEMENTS: For repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least 102% of the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2007, the Fund did not enter into any repurchase agreements.

    SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains at various rates. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

    The Fund has adopted a distribution policy (the "Distribution Policy") under which the Fund will pay level quarterly dividend distributions, subject to an adjusting dividend distribution in the fourth quarter as described below. The Distribution Policy and the dividend distribution rate may be terminated or modified at any time. The Fund intends to pay a level quarterly amount in each of the first three quarters of the calendar year and increase, if necessary, the amount payable for the fourth quarter to an amount expected to satisfy the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), or as necessary to distribute long-term capital gains in a manner consistent with the requirements of the 1940 Act, as amended, whichever is greater. Each quarter the Board will review the amount of any potential dividend distribution and the income, capital gains and capital available. A portion of the dividend distribution may be treated as ordinary income (derived from short-term capital gains) and qualifying dividend income for individuals. If the Fund does not generate earnings from dividends, interest and net realized capital gains equal to or in excess of the aggregate dividend distributions paid by the Fund for the year, then the amount distributed in excess of the Fund's investment income and net realized capital gains may be deemed a tax return of capital. The final determination of the source of all dividend distributions in 2007 will be made after year-end. The Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholder because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. The Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and/or gains.

    The Fund intends to comply with the requirements of the Code, applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provisions are required.

    NEW ACCOUNTING PRONOUNCEMENTS: On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

--------------------------------------------------------------------------------

    uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. However, Registered Investment Companies are not required to implement FIN 48 until their last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 and determined there is no impact to the financial statements.

    In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of June 30, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

    FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of the valuation. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of Fund securities sold during the year.

    Change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

Note 3. Investment Advisory and Management Agreement

    Pursuant to its Investment Advisory and Management Agreement ("Advisory Agreement") with the Fund, AIG SunAmerica manages the affairs of the Fund, and selects, supervises and compensates the subadvisers to manage the Fund's assets. AIG SunAmerica monitors the compliance of the subadvisers with the investment objective and related policies of the Fund, reviews the performance of the subadvisers, and reports periodically on such performance to the Directors. Pursuant to the Advisory Agreement, the Fund will pay AIG SunAmerica a monthly fee at the annual rate of 1.00% of the average daily total assets of the Fund.

    AIG SunAmerica has engaged Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, and BAMCO, Inc. ("Baron"), a wholly-owned subsidiary of Baron Capital Group, Inc., as subadvisers to the Fund (the "Subadvisers") to manage the investment and reinvestment of the Fund's assets. Pursuant to the subadvisory agreements ("Subadvisory Agreements") among AIG SunAmerica, the Fund and Marsico and Baron, respectively, Marsico and Baron select the investments made by the Fund. Marsico will manage the large-cap portion of the Fund and is entitled to receive a fee at the annual rate of 0.40% of the Fund's average daily total assets allocated to Marsico. Baron will manage the small-and mid-cap portion of the Fund and is entitled to receive a fee at the annual

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

--------------------------------------------------------------------------------

    rate of 0.60% of the Fund's average daily total assets allocated to Baron. Each subadviser is paid by AIG SunAmerica and not the Fund.

    AIG SunAmerica serves as administrator to the Fund. Under the Administrative Services Agreement, AIG SunAmerica is responsible for performing or supervising the performance by others of administrative services in connection with the operations of the Fund, subject to the supervision of the Fund's Board. AIG SunAmerica will provide the Fund with administrative services, regulatory reporting, all necessary office space, equipment, personnel and facilities for handling the affairs of the Fund. AIG SunAmerica's administrative services include recordkeeping, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Directors' and shareholders' meetings and other administrative services necessary to conduct the Fund's affairs. For its services as administrator, AIG SunAmerica is paid a monthly fee at the annual rate of 0.04% of the Fund's average daily total assets.

Note 4. Expense Reductions

    Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Fund have been reduced. For the period ended June 30, 2007, the amount of expense reductions received to offset the Fund's non-affiliated expenses were $16,794.

Note 5. Purchases and Sales of Investment Securities

    The cost of purchases and proceeds from sales and maturities of long-term investments during the period ended June 30, 2007, were as follows:

Purchases (excluding U.S. government securities)............   $126,230,218
Sales and maturities (excluding U.S. government
  securities)...............................................    134,337,745
Purchases of U.S. government securities.....................             --
Sales and maturities of U.S. government securities..........             --

Note 6. Federal Income Taxes

    The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences such as wash sales and Post-October losses.

                        FOR THE YEAR ENDED DECEMBER 31, 2006
-------------------------------------------------------------------------------------
           DISTRIBUTABLE EARNINGS                         TAX DISTRIBUTIONS
---------------------------------------------   -------------------------------------
           LONG-TERM GAINS/      UNREALIZED                  LONG-TERM
ORDINARY   CAPITAL AND OTHER    APPRECIATION     ORDINARY     CAPITAL      RETURN OF
 INCOME         LOSSES         (DEPRECIATION)     INCOME       GAINS        CAPITAL
--------   -----------------   --------------   ----------   ----------   -----------
 $  --           $  --          $75,804,754     $5,743,383   $7,097,439   $11,585,461

     The Fund utilized $225,073 of capital loss carryforwards.

    The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities were as follows:

Cost (tax basis)............................................   $381,110,044
                                                               ------------
Appreciation................................................     65,599,593
Depreciation................................................     (5,400,282)
                                                               ------------
Net unrealized appreciation (depreciation)..................   $ 60,199,311
                                                               ============

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

--------------------------------------------------------------------------------

     For the year ended December 31, 2006, reclassifications were made to increase accumulated net investment income by $11,585,321 with an offsetting adjustment to additional paid-in capital and accumulated realized gain in the amount of $(11,810,534) and $225,213, respectively. The reclassifications arising from book/tax differences were primarily due to return of capital and distribution reclasses, taxable overdistribution and reclass of foreign currency gain (loss).

Note 7. Transactions with Affiliates

    For the six months ended June 30, 2007 the Fund incurred no brokerage commissions with an affiliated broker.

Note 8. Capital Share Transactions

    The authorized capital stock of the Fund is 200,000,000 shares of common stock, $0.001 par value. Of the 20,355,236 shares outstanding at June 30, 2007, AIG SunAmerica owned 5,831 shares.

Note 9. Subsequent Events

    On June 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico and Marsico Parent Company, LLC., a company controlled by Mr. Marsico, signed a definitive agreement to repurchase Marsico from a subsidiary of Bank of America Corporation (the "Transaction"). The Transaction is expected to close during the fourth quarter of 2007. The consummation of the Transaction and resulting change of control of Marsico will result in an "assignment," as that term is defined under the Investment Company Act of 1940, as amended (the "1940 Act") and termination of the current subadvisory agreement between AIG SunAmerica, the Fund and Marsico. In order to permit Marsico to continue to serve as subadviser after consummation of the Transaction, the Board approved a new subadvisory agreement with Marsico at a meeting held on August 27, 2007. The new subadvisory agreement is identical to the current subadvisory agreement except for the date of execution and termination of the agreement and will become effective upon the close of the Transaction, subject to approval by the Fund's shareholders. The Board also approved an interim subadvisory agreement between AIG SunAmerica, the Fund and Marsico pursuant to Rule 15a-4 of the 1940 Act that would permit Marsico to continue to serve as subadviser for up to a period of 150 days if shareholder approval of the subadvisory agreement is not obtained by the time the current subadvisory agreement terminates. It is anticipated that proxy materials will be mailed to shareholders in the near future. These materials will provide more information on the Transaction and the new subadvisory agreement with Marsico.

    At a meeting held on August 27, 2007, the Board approved a change to the Fund's investment policies, effective September 1, 2007, so that the Fund may, under normal market conditions, generally hold up to a total of 40 securities, including approximately 20 securities in the large-cap portion and approximately 20 securities in the small- and mid-cap portion of the Fund. Prior to this change, the Fund was generally limited to a maximum of 30 securities overall and a maximum of 10 securities in the large-cap portion of the Fund. Examples of when the Fund may hold more than the specified number of securities include, but are not limited to, rebalancing or purchase and sale transactions.

    At a meeting held on August 28, 2007, the Board approved the declaration of a quarterly dividend distribution in accordance with the Fund's Distribution Policy and approved the dividend distribution of $0.35 per share of common stock. The amount per share represents an increase from the quarterly dividend distribution rate of $0.30 per share that the Fund has previously paid since its inception.

Note 10. Other Information

    On February 9, 2006, AIG, the parent company and an affiliated person of AIG SunAmerica, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

--------------------------------------------------------------------------------

    The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Fund.

    AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to
    Section 9(a) of the 1940 Act. Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser or sponsor of the Fund. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

    Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

    As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG made payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

    Subject to receipt of permanent relief, the Adviser believes that the settlements are not likely to have a material adverse effect on its ability to perform investment advisory services relating to the Fund.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN -- JUNE 30, 2007 -- (UNAUDITED)
--------------------------------------------------------------------------------

The Fund has adopted a Dividend Reinvestment and Cash Purchase Plan (the "Plan"), through which all net investment income dividends and capital gains distributions are paid to Common Stock Shareholders in the form of additional shares of the Fund's Common Stock (plus cash in lieu of any fractional shares which otherwise would have been issuable), unless a Common Stock Shareholder elects to receive cash as provided below. In this way, a Common Stock Shareholder can maintain an undiluted investment in the Fund and still allow the Fund to pay out the required distributable income.

No action is required on the part of a registered Common Stock Shareholder to receive a distribution in shares of Common Stock of the Fund. A registered Common Stock Shareholder may elect to receive an entire distribution in cash by notifying Computershare Trust Co., N.A. ("Computershare"), P.O. Box 43010 Providence, RI 02940-3010, the Plan Agent and the Fund's transfer agent and registrar, in writing so that such notice is received by Computershare no later than 10 days prior to the record date for distributions to Common Stock Shareholders. Computershare will set up an account for shares acquired through the Plan for each Common Stock Shareholder who has not elected to receive distributions in cash ("Participant") and hold such shares in non-certificated form.

Those Common Stock Shareholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary.

Computershare will set up an account for shares acquired pursuant to the Plan for Participants who have not so elected to receive dividends and distributions in cash. The shares of Common Stock will be acquired by the Plan Agent for the Participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("Additional Common Stock") or (ii) by purchase of outstanding shares of Common Stock on the open market on the NYSE or elsewhere. If on the payment date for a dividend or distribution, the net asset value per share of Common Stock is equal to or less than the market price per share of Common Stock plus estimated brokerage commissions, Computershare shall receive Additional Common Stock, including fractions, from the Fund for each Participant's account. The number of shares of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per share of Common Stock on the payment date, or (ii) 95% of the market price per share of the Common Stock on the payment date. If the net asset value per share of Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a dividend or distribution, Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such dividend or distribution on each Participant's shares of Common Stock to purchase shares of Common Stock on the open market. Such purchases will be made on or shortly after the payment date for such dividend or distribution but in no event will purchases be made on or after the ex-dividend date for the next dividend or distribution. The weighted average price (including brokerage commissions) of all shares of Common Stock purchased by Computershare shall be the price per share of Common Stock allocable to each Participant. If, before Computershare has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares of Common Stock as of the payment date, the purchase price paid by Computershare may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if such dividend or distribution had been paid in shares of Common Stock issued by the Fund. Participants should note that they will not be able to instruct Computershare to purchase shares of Common Stock at a specific time or at a specific price.

There is no charge to Common Stock Shareholders for receiving their distributions in the form of additional shares of the Fund's Common Stock. Computershare's fees for handling distributions in stock are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable in stock. If a Participant elects by written notice to Computershare to have Computershare sell part or all of the shares held by Computershare in the Participant's account and remit the proceeds to the Participant, Computershare is authorized to deduct a $2.50 transaction fee plus brokerage commissions from the proceeds.

Common Stock Shareholders who receive distributions in the form of stock are subject to the same Federal, state and local tax consequences as are Common Stock Shareholders who elect to receive their distributions in cash. A Common Stock Shareholder's basis for determining gain or loss upon the sale of stock received in a distribution from the Fund will be equal to the total dollar amount of the distribution paid to the Common Stock Shareholder in the form of additional shares.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

RESULTS OF ANNUAL SHAREHOLDER MEETING -- JUNE 30, 2007 -- (UNAUDITED)
--------------------------------------------------------------------------------

The Annual Meeting of the Shareholders of the Fund (the "Meeting") was held on April 25, 2007. At this meeting Dr. Judith L. Craven and William J. Shea were elected by shareholders to serve as the Class II Directors of the Fund for three-year terms, which expire at the annual meeting of shareholders to be held in 2010 and until their respective successors are duly elected and qualify.

The voting results of the Meeting to elect Dr. Judith L. Craven and William J. Shea to the Board are as follows:

ELECTION OF DR. JUDITH L. CRAVEN TO THE BOARD OF DIRECTORS

                                                                 FOR       WITHHELD     TOTAL
                                                              ----------   --------   ----------
Shares Voted................................................  17,912,482   1,486,886  19,399,368

ELECTION OF WILLIAM J. SHEA TO THE BOARD OF DIRECTORS

                                                                 FOR       WITHHELD     TOTAL
                                                              ----------   --------   ----------
Shares Voted................................................  17,942,242   1,457,126  19,399,368

The terms of office of Jeffrey S. Burum and William F. Devin (Class I, term expiring 2009) and Samuel M. Eisenstat, Stephen J. Gutman and Peter A. Harbeck (Class III, term expiring 2008) continued after the Meeting.

--------------------------------------------------------------------------------

(AIG LOGO)

DIRECTORS
  Samuel M. Eisenstat
  Peter A. Harbeck
  Dr. Judith L. Craven
  William F. Devin
  Stephen J. Gutman
  Jeffrey S. Burum
  William J. Shea

OFFICERS
  Vincent M. Marra, President and
    Chief Executive Officer
  Donna M. Handel, Treasurer
  James Nichols, Vice President
  Cynthia Gibbons, Chief Compliance Officer
  Gregory N. Bressler, Chief Legal Officer and
    Secretary
  Gregory R. Kingston, Assistant Treasurer
  Nori L. Gabert, Vice President
    and Assistant Secretary
  Corey A. Issing, Assistant Secretary
  Kathleen Fuentes, Assistant Secretary
  John E. Smith Jr., Assistant Treasurer

INVESTMENT ADVISER
  AIG Sun America Asset Management Corp.
  Harborside Financial Center
  3200 Plaza 5
  Jersey City, NJ 07311-4992

CUSTODIAN
  State Street Bank and Trust Company
  P.O. Box 5607
  Boston, MA 02110

TRANSFER AGENT
  Computershare Shareholder Services, Inc.
  250 Royall Street
  Canton, MA 02021

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to securities held in the Fund's portfolio, which is available in the Fund's Form N-CSR, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS
The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. You can also review and obtain copies of Form N-Q at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

PROXY VOTING RECORD ON FUND
PORTFOLIO SECURITIES
Information regarding how the Fund voted proxies related to securities held in the Fund's portfolio during the most recent twelve month period ended June 30, is available, once filed with the U.S. Securities and Exchange Commission without charge, upon request, by calling (800) 858-8850 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

This report is submitted solely for the general information of shareholders of the Funds. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

The accompanying report has not been audited by independent accountants and accordingly no opinion has been expressed thereon.

AIG SUNAMERICA MUTUAL FUNDS










SunAmerica open-end funds distributed by:
AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311
800-858-8850 x6003 www.sunamericafunds.com





FGSAN-6/07

Item 2.   Code of Ethics

          Not applicable.

Item 3.   Audit Committee Financial Expert.

          Not applicable.

Item 4.   Principal Accountant Fees and Services.

          Not applicable.

Item 5.   Audit Committee of Listed Registrants.

          Not applicable.

Item 6.   Schedule of Investments.

          Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

          Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

          Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

          None.

Item 10.  Submission of Matters to a Vote of Security Holders.

          There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item 10.


Item 11.  Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

     (a)  (1) Not applicable.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Focused Alpha Growth Fund, Inc.

By: /s/ Vincent M. Marra
    --------------------
    Vincent M. Marra
    President

Date: September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Vincent M. Marra
    --------------------
    Vincent M. Marra
    President

Date: September 7, 2007

By: /s/ Donna M. Handel
    -------------------
    Donna M. Handel
    Treasurer

Date: September 7, 2007